Non-Deal Roadshow Presentation October 10-11, 2012

FORWARD LOOKING STATEMENTS 2 This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation also include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential acquisitions, plans and objectives for future operations, the expected impact to us of the pending acquisition of Sun Healthcare Group, Inc. (“Sun”) by Genesis HealthCare LLC (“Genesis”), and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Sun until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; changes in general economic conditions and volatility in financial and credit markets; the dependence of our tenants on reimbursement from governmental and other third-party payors; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity financings; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; our ability to maintain our status as a REIT; compliance with REIT requirements and certain tax matters related to our status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT INFORMATION This presentation includes information regarding Sun. Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Sun’s filings with the SEC can be found at www.sec.gov. This presentation also includes information regarding each of our other tenants that lease properties from us. The information related to Sun and our other tenants that is provided in this presentation has been provided by the tenants or, in the case of Sun, derived from Sun’s public filings or provided by Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

NON-GAAP FINANCIAL MEASURES 3 This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, adjusted EBITDA, EBITDAR, EBITDARM, funds from operations (“FFO”) and adjusted FFO (“AFFO”). These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. Facility EBITDAR(M) is defined as earnings before interest, taxes, depreciation, amortization, rent (“EBITDAR”) and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. Facility EBITDAR(M) Coverage is defined as Facility EBITDAR(M) divided by the same period cash rent for a particular facility. Tenant EBITDAR is defined as Facility EBITDAR, as defined herein, plus EBITDAR (excluding one-time adjustments) for the period presented for all other operations of any entities that guarantee the tenant’s lease obligations to the Company. Tenant EBITDAR Coverage is defined as Tenant EBITDAR divided by the same period rent for all of our facilities plus rent expense for other operations of any entity that guarantees the tenant’s lease obligations to the Company. EBITDA is defined as net income before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA adjusted to exclude the effect of stock-based compensation expense and acquisition pursuit costs. FFO is calculated in accordance with The National Association of Real Estate Investment Trusts’ definition of “funds from operations,” and is defined as net income (computed in accordance with GAAP), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments, amortization of acquired above/below market lease intangibles and non-cash interest income adjustments), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs), and acquisition pursuit costs. Reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliation of Net Income to EBITDA, Adjusted EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this presentation.

4 Strategic Overview

SUN/GENESIS MERGER ANNOUNCEMENT(1)  Large diversified tenant with annual revenue of approximately $5 billion and strong liquidity  Genesis lease guarantee enhanced with tangible net worth covenant  Improved lease terms  Leases cross defaulted with Genesis’ term loan  Annual rent bumps changed from lesser of CPI or 2.5% to fixed at 2.5%(2)  Enhanced cooperation on potential agency debt financing  Other lease terms substantially unchanged  Agreement on Sun’s previously announced divestiture plan with the following impact on Sabra:  No rent reductions in the portfolio  Lower debt and interest expense  Higher rent coverage on Sun/Genesis portfolio  Lower revenue concentration in Sun/Genesis portfolio  Small one-time write down on sale of assets 5 Positive Implications for Sabra (1) The expected implications for Sabra of the announced Sun/Genesis merger are subject to execution of appropriate lease amendment and related agreements and are subject to the closing of the Sun/Genesis transaction. (2) Rents will be accounted for using the straight-line method for GAAP purposes increasing our first year revenues and FFO by approximately $8.0 million or $0.21 per diluted common share.

6 FOCUSED STRATEGY BRINGS RESULTS • Capital provider of choice • High quality operators and developers • Regional and local operator focus Strategy • Deals < $100mm • Senior housing/ post- acute/ SNF deals • Long-term, triple-net leases • RIDEA • Development Tactics • Broader tenant base • Portfolio diversification • Leveraged infrastructure • Lower cost of capital • Enhanced competitive position • AFFO/dividend growth Results

7 0 1 2 3 4 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 N u m b er of P ro p ert ies P er T ra n sa ct io n $21.8mm $5.7mm $11.0mm $16.0mm(3) DEPLOYING CAPITAL SELECTIVELY $5.3mm(1) $62.7mm $11.3mm $97.5mm $16.2mm $14.2mm $29.9mm $2.6mm $10.0mm Senior Housing/Memory Care Skilled Nursing/ Post-Acute Care Hospital (1) On December 5, 2011, the Hillside Terrace Mortgage Note was repaid in full at $8.3 million. (2) On August 16, 2012, we funded a pre-development loan of $0.9 million in connection with the Stoney River/First Phoenix Development Pipeline Agreement. (3) On September 20, 2012, we acquired a 48 unit memory care facility for $16.0 million in a sale leaseback transaction with New Dawn. (4) On September 21, 2012, we acquired a 249 unit independent living facility for $26.5 million. $331.6 million capital invested as of September 30, 2012 $0.9mm(2) $26.5mm (4)

OPPORTUNISTIC INVESTING 8 SNF AL / MC IL Acute Hospital Equity   Mezzanine Debt Mortgage Debt   RIDEA   Development    Creative approaches to meet operators’ needs      

9 GROWING STRONG TENANT RELATIONSHIPS Region Public or private Asset focus Cadia NE Private SNF Aurora NE Private SNF Meridian (1) SW Private SNF/AL Stoney River/First Phoenix (2) MW Private AL, Memory Care New Dawn (3) SW Private Memory Care (1) Sabra currently has a mezzanine loan with Meridian, with an option to purchase three skilled nursing facilities and one assisted living facility located in Texas and owned by the borrowers. Sabra has also entered into a mortgage note with Meridian with the option to purchase the Onion Creek Facility in 2013. (2) On August 16, 2012, we funded a pre-development loan of $0.9 million in connection with the Stoney River/First Phoenix Development Pipeline Agreement. (3) In connection with our New Dawn relationship we have a right of first refusal to acquire a memory care facility In Sun City, Arizona. New tenant relationships create valuable growth opportunities

Independence Village at Frankenmuth (Closed September 2012) First Phoenix Group RIDEA (Closed August 2012) 10  Property Type: Assisted Living & Memory Care  Investment Type: Pipeline Agreement & RIDEA  Estimated Investment: $150 mm  Number of Properties: 10, through 2014  Planned Units: 50-72 per Facility  Target Markets: Minnesota, Wisconsin, Colorado  Property Type: Memory Care  Location: Colorado  Investment Type: Equity  Purchase Price: $16.0 mm  Available Units: 48  Annualized GAAP Rental Income: $1.5mm  Initial Cash Yield: 8.0% New Dawn Assisted Living (Closed September 2012) * * * 35% of Sabra’s 2012 YTD investments are in private pay senior housing  Property Type: Independent Living  Location: Michigan  Investment Type: Equity  Purchase Price: $26.5mm  Available Units: 249  Annualized GAAP Rental Income: $2.4mm  Initial Cash Yield: 8.0% * * * * * * RECENT ACQUISITIONS * * * *

11 $0.35 $0.40 $0.38 $0.41 $0.38 $0.42 $0.42 $0.32 $0.32 $0.32 $0.33 $0.33 $0.33 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Pro Forma Q2 2012 AFFO/share Dividend/share AFFO/share & Dividend/share ACCRETIVE INVESTMENTS LEAD TO INCREASING STOCKHOLDER VALUE (1) Adjusted for the impact of all acquisitions through September 30, 2012 and to give effect to the $100 million add-on 8.125% senior notes issued at 106.0 in July 2012. (1)

12 As of December 31, 2010 As Adjusted (1) Tenant Diversification Through Growth Sabra’s Annualized Revenue By Tenant IMPACT OF ACQUISITIONS (1) Includes completed acquisitions through September 30, 2012. As of June 30, 2012

13 Asset Class Diversification Through Growth Sabra’s Annualized Revenue By Asset Class IMPACT OF ACQUISITIONS As of December 31, 2010 As of June 30, 2012 As Adjusted (1) Skilled Nursing/Post Acute Acute Care Hospital Senior Housing/Memory Care (1) Includes completed acquisitions through September 30, 2012.

14 Sabra’s Portfolio

GEOGRAPHIC DIVERSIFICATION Connecticut New Hampshire Texas Delaware Kentucky Florida Ohio Montana Other States 105 Investments in 25 States $103.3 mm Annualized Revenue 13.4% 13.0% 11.2% 10.2% 5.1% 9.6% 24.8% Number of assets by state 7.6% New Hampshire Connecticut Kentucky Ohio Florida Texas Montana Delware Oklahoma Other States 15.2% 12.4% 14.3% 7.6% 4.8% 26.0% 3.8% 4.8% 3.8% 5.1% 15 Annualized revenue by state (as of June 30, 2012) Highest geographic concentration of revenues reduced from 18.1% at December 31, 2010 to 13.4% at June 30, 2012. 27.6% 4.8%

RENT COVERAGE ANALYSIS 16 (1) All coverages are calculated one month in arrears. (2) Sun’s Tenant EBITDAR Coverage for the three months and twelve months ending June 30, 2012 was 1.44x and 1.50x, respectively. On January 4, 2012, Sun issued a press release announcing its 2012 financial outlook and guidance, in which Sun stated that it expected the net impact of the CMS final rule on Medicare reimbursement in 2012 to be between $40 million to $45 million after mitigation strategies were implemented to partially offset the impact of the CMS final rule. Based on Sun’s expected 2012 consolidated EBITDAR (earnings before interest, taxes, depreciation, amortization and rent) of between $222.0 and $228.0 million and expected consolidated rents across all of its facilities totaling $148.0 million, Sun’s expected 2012 consolidated EBITDAR coverage (Tenant EBITDAR Coverage) would be between 1.50x and 1.54x (Sun’s expected 2012 EBITDAR coverage would be between 1.46x and 1.50x before eliminating Sabra facilities Sun expects to transition to held for sale status in 2012). In addition to Sun, other tenants have undertaken cost and patient mix mitigation activities intended to partially offset the impact of the CMS final rule. (3) Facility EBITDAR, Facility EBITDARM, and Tenant EBITDAR and related coverages for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities. (4) Excluding the impact of Creekside, which was not stabilized as of June 30, 2012, the three months ended June 30, 2012 Facility EBITDARM, Facility EBITDAR and Tenant EBITDAR for Senior Housing facilities would have been 1.55x, 1.25x and 1.44x, respectively; and for the twelve months ended June 30, 2012, Facility EBITDARM, Facility EBITDAR and Tenant EBITDAR for Senior Housing facilities would have been 1.58x, 1.28x and 1.50x, respectively. (5) Adjusted total coverage excludes the impact of strategic disposition candidates. Three Months Ended June 30, 2012(1) Twelve Months Ended June 30, 2012(1) Facility Type Facility EBITDARM Coverage Facility EBITDAR Coverage Tenant EBITDAR Coverage(2) Facility EBITDARM Coverage Facility EBITDAR Coverage Tenant EBITDAR Coverage(2) Skilled Nursing/ Post- Acute Care(3) 1.67x 1.17x 1.43x 1.74x 1.24x 1.47x Senior Housing(3)(4) 1.33x 1.05x 1.22x 1.46x 1.17x 1.38x Acute Care Hospital 3.46x 3.39x 3.39x 2.58x 2.47x 2.47x Total 1.76x 1.30x 1.53x 1.78x 1.31x 1.53x Adjusted Total(5) 1.80x 1.34x 1.55x 1.81x 1.34x 1.55x

17 Consolidated Tenant EBITDAR coverage(1) Historical overall occupancy Historical SNF portfolio skilled mix(2) STRONG PORTFOLIO PERFORMANCE (as of June 30, 2012) 1.78x 1.76x 1.53x 0.00x 0.50x 1.00x 1.50x 2.00x FY 2011 Q2 2011 Q2 2012 41.4% 42.4% 37.5% 35.0% 37.0% 39.0% 41.0% 43.0% 45.0% FY 2011 Q2 2011 Q2 2012 87.5% 87.2% 87.2% 85.0% 86.0% 87.0% 88.0% 89.0% 90.0% FY 2011 Q2 2011 Q2 2012 (1) Tenant EBITDAR coverage is presented for the trailing twelve months and is presented one month in arrears. (2) Skilled mix, reflecting all CMS cuts, is defined as the total Medicare and non-Medicaid managed care patient revenue divided by the total revenues at skilled nursing facilities for any given period.

18 Financial Overview

RECENT FINANCING HIGHLIGHTS 19  Issued $100 million of 8.125% senior notes in Q3 at 106.0 (6.9% yield to maturity)  Revolver commitment increased to $230 million in Q3 Pro forma weighted average effective interest rate at June 30, 2012 of 6.76%, down from 7.25% at March 31, 2012. (1) (1) Pro forma June 30, 2012 reflects the transactions described above including the paydown of $42.5 million on the revolver at a rate of 3.49%.  HUD debt refinancing of $34 million in Q2 and Q3 with $1.0 million in annual interest savings  HUD debt refinancing of $21 million to close in Q4 with $0.4 million in annual interest savings  Amended $58.9 million of variable mortgage debt to lower rate by 50 bps in Q2 with $0.3 million in annual interest savings  Lowered interest rate on revolver by up to 200 bps in Q1 Lowering Cost of Capital Improving Liquidity

FINANCIAL RESULTS 20 Revenue(1) Leveraging G&A Expenses $17.6 $17.6 $17.6 $17.7 $18.0 $18.0 $18.0 $1.2 $3.9 $8.6 $5.7 $7.8 $8.8 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Adjusted Q2 2012 Sun Other Sources $1.2 $1.4 $1.3 $1.1 $1.6 $1.5 $1.5 0.3 1.4 $1.1 $1.3 $0.8 $1.4 $2.2 $1.6 $1.6 $0.1 $0.2 $2.6 $0.3 $0.5 $0.4 $0.5 $- $1.0 $2.0 $3.0 $4.0 $5.0 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Adjusted Q2 2012 Recurring Cash Non-Recurring Cash Non-Cash Transaction Costs $3.5 $3.6 $4.3 $4.2 $4.7 $2.9 $2.7 (dollars in millions) $17.6 $18.8 $21.5 $26.3 $23.7 $26.8 6.8% 7.4% 6.0% 4.2% 6.8% 6.0% 5.2% Recurring Cash as a % of Revenue (1) Revenues for Q4 2011 include a one-time increase of $3.1 million related to the repayment of the Hillside Terrace Mortgage Note. (2) Adjusted for the impact of all acquisitions through September 30, 2012. (2) (2) $25.1

$14.9 $15.9 $16.9 $22.1 $19.4 $21.6 $23.3 $- $6.3 $12.5 $18.8 $25.0 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Adjusted Q2 2012 EBITDA Adjusted EBITDA FINANCIAL RESULTS 21 FFO/ Normalized AFFO (2) (dollars in millions) (1) EBITDA and Adjusted EBITDA for Q4 2011 do not adjust for the repayment of the Hillside Terrace Mortgage Note, which resulted in a one- time net increase of $1.6 million. (2) FFO for Q4 2011 excludes the repayment of the Hillside Terrace Mortgage Note, which resulted in a one-time increase of $1.6 million. (3) Adjusted for the impact of all acquisitions through September 30, 2012 and to give effect to the $100 million add-on 8.125% senior notes issued at 106.0 in July 2012.. (3) $16.1 $17.4 $20.3 $22.1 $23.8 $23.6 $7.3 $8.4 $9.2 $12.9 $11.7 $13.5 $13.6 $- $4.0 $8.0 $12.0 $16.0 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Adjusted Q2 2012 FFO Normalized AFFO $9.4 $10.3 $12.5 $14.0 $13.7 $15.6 (3) EBITDA / Adjusted EBITDA (1) $25.4 $15.7

2.49x 2.18x 1.85x 1.76x 1.67x 2.03x 1.53x 3.47x 3.07x 2.60x 2.50x 2.37x 2.26x 3.16x 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x 6.00x 7.00x Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Adjusted Q2 2012 Secured Leverage Unsecured Leverage FINANCIAL STRENGTH 22 LTM Consolidated Debt to EBITDA (1) LTM Interest Coverage (1) Pro Forma Debt Maturities Capital Structure (3) 2.28x 2.97x 3.11x 3.17x 3.34x 3.29x 2.87x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Adjusted Q2 2012 $461.1 $441.7 $420.1 $351.7 $446.0 $608.4 $633.9 $633.9 $225.0 $225.0 $225.0 $225.0 $225.0 $225.0 $225.0 $331.0 $161.4 $160.7 $159.9 $159.2 $158.4 $157.6 $157.9 $157.9 $42.5 $- $200 $400 $600 $800 $1,000 $1,200 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Adjusted Q2 2012 Common Equity Market Value Senior Notes Mortgage Debt Revolver (dollars in millions) (1) Consolidated Debt to EBITDA calculations based on Revolver covenant definition and Interest Coverage calculations based on Senior Notes covenant definition. (2) Adjusted for the impact of all acquisitions through September 30, 2012 and to give effect to the $100 million add-on 8.125% senior notes issuance at 106.0 in July 2012. (3) Capital structure does not include effect of cash and cash equivalents on the total enterprise value. Equity value is as of the applicable quarter end. (4) Adjusted to give effect to the issuance of $100.0 million add-on Notes in July 2012. $1.7 $3.7 $3.9 $86.3 $1.9 $2.0 $2.1 $2.3 $2.4 $2.5 $48.5 $200.0 $0 $50 $100 $150 $200 $250 $300 $350 Remainder of 2012 2014 2016 2018 2020 Thereafter Mortgage Notes Revolver Senior Notes $325.0 5.25x 5.96x 4.45x 4.26x 4.04x $827.4 $829.4 $847.5 $735.9 $805.0 $991.0 $1,122.8 (2) (2) (2) (4) 4.29x 4.69x (4) $1,059.3

CAPITAL STRUCTURE POISED FOR GROWTH  Pro-forma liquidity totaling $251.0 million as of June 30, 2012. (1)  Low leverage provides capital structure flexibility  Accordion feature on revolver  High yield market strong  Opportunistically access equity markets  Stable baseline EBITDA  No lease expirations until 2020  Leverage infrastructure  No debt maturities through 2014  Favorable capital markets environment for health care REITs 23 (1) Adjusted for the impact of all acquisitions through September 30, 2012 and to give effect to the $100 million add-on 8.125% senior notes issued at 106.0 in July 2012. Proven track record of access to capital to fund growth

24 Make accretive investments Diversify from Sun Diversify payor sources Lower risk Lower cost of capital and enhance competitive position Higher AFFO VIRTUOUS CYCLE

25 Appendix

DEBT COVENANTS (1) 26 (1) Based on defined terms in senior notes indenture and amended credit agreement. (2) Assumes all acquisitions through September 30, 2012 and the $100 million add-on to the 8.125% senior notes were completed as of January 1, 2012. (As of June 30, 2012) Min Max Actual Adjusted (2) Incurrence: Total Debt/Asset Value 60% 42% 45% Secured Debt/Asset Value 40% 20% 15% Minimum Interest Coverage 2.00x 3.29x 2.87x Maintenance: Leverage Ratio 5.75x 4.29x 4.69x Fixed Charge Coverage Ratio 1.75x 2.97x 2.63x Tangible Net Worth $342.0 $428.5 $428.5 Unencumbered Assets/Unsecured Debt 150% 193% 153%

27 Reconciliation of Net Income to EBITDA, Adjusted EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO (1) Assumes all acquisitions through September 30, 2012 and the $100 million add-on to the 8.125 % senior notes were completed as of January 1, 2012. 2012 Q1 Q2 Q3 Q4 Q1 Actual Adjusted (1) Net income $ 1.2 $ 2.1 $ 2.3 $ 7.2 $ 4.4 $ 5.9 $ 5.6 Interest expense 7.6 7.5 7.7 7.6 7.7 8.1 9.7 Depreciation and amortization 6.1 6.3 6.9 7.3 7.3 7.6 8.0 EBITDA $ 14.9 $ 15.9 $ 16.9 $ 22.1 $ 19.4 $ 21.6 $ 23.3 Stock-based compensation expense 1.1 1.3 0.8 1.4 2.2 1.6 1.6 Acquisition pursuit costs 0.1 0.2 2.6 0.3 0.5 0.4 0.5 Adjusted EBITDA $ 16.1 $ 17.4 $ 20.3 $ 23.8 $ 22.1 $ 23.6 $ 25.4 Net income $ 1.2 $ 2.1 $ 2.3 $ 7.2 $ 4.4 $ 5.9 $ 5.6 Depreciation and amortization of real estate assets 6.1 6.3 6.9 7.3 7.3 7.6 8.0 Funds from Operations (FFO) $ 7.3 $ 8.4 $ 9.2 $ 14.5 $ 11.7 $ 13.5 $ 13.6 Straight-line rental income adjustments - (0.1) (0.6) (1.4) (1.0) (0.7) (0.9) Acquisition pursuit costs 0.1 0.2 2.6 0.3 0.5 0.4 0.5 Stock-based compensation expense 1.1 1.3 0.8 1.4 2.2 1.6 1.6 Amortization of deferred financing costs 0.6 0.5 0.5 0.5 0.6 0.9 0.8 Adjusted Funds from Operations (AFFO) $ 9.1 $ 10.3 $ 12.5 $ 15.3 $ 14.0 $ 15.7 $ 15.6 Start-up costs 0.3 - - - - - - Hillside Terrace interest income, net of expense - - - (1.6) - - - Normalized AFFO $ 9.4 $ 10.3 $ 12.5 $ 13.7 $ 14.0 $ 15.7 $ 15.6 (dol lars in mi l l ions) Q2 20122011